Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of August 26, 2015 by and among LUBY’S, INC., a Delaware corporation (the “Company”); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.     The Company, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of August 14, 2013, as amended by instruments dated as of March 21, 2014 and November 7, 2014. Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

B.     The Company, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent do hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a)     Effective as of October 2, 2015, the definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby to read in its entirety as follows:

“Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.07 and (b) reduced from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender’s Commitment as of October 2, 2015 is set forth on Schedule 2.01. The aggregate amount of the Lenders’ Commitments as of October 2, 2015 is $60,000,000.

(b)     Section 5.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 5.13 Financial Covenants. The Borrower will have and maintain:

(a)     Debt Service Coverage Ratio – a Debt Service Coverage Ratio of not less than (i) 1.10 to 1.00 at all times during the first, second and third fiscal quarters of the Borrower’s fiscal year 2015, (ii) 1.25 to 1.00 at all times during the fourth fiscal quarter of the Borrower’s fiscal year 2015, and (iii) 1.50 to 1.00 at all times thereafter.

(b)     Lease Adjusted Leverage Ratio – a Lease Adjusted Leverage Ratio of not more than (i) 5.75 to 1.00 at all times during the first, second and third fiscal quarters of the Borrower’s fiscal year 2015, (ii) 5.50 to 1.00 at all times during the fourth fiscal quarter of the Borrower’s fiscal year 2015, (iii) 5.25 to 1.00 at all times during the first fiscal quarter of the Borrower’s fiscal year 2016, (iv) 5.00 to 1.00 at all times during the second fiscal quarter of the Borrower’s fiscal year 2016, and (v) 4.75 to 1.00 at all times thereafter.

(c)     Exhibit B to the Credit Agreement is hereby amended to be identical to Exhibit B attached hereto.

(d)     Schedule 2.01 to the Credit Agreement is hereby amended to be identical to Schedule 2.01 attached hereto.

SECTION 2. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon delivery to the Administrative Agent of each of the following:

(a)     the Administrative Agent shall have received from the Loan Parties and all of the Lenders either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy or e-mail transmission of a signed signature page of this Amendment) that such party has signed counterparts of this Amendment.

(b)     the Administrative Agent shall have received, for the pro rata benefit of the Lenders, an amendment fee in an amount equal to $35,000.

SECTION 3. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Company hereby reaffirms all covenants, representations and warranties in the Credit Agreement.

SECTION 4. Expenses. The Company shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.

SECTION 5. Certifications. The Company hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Company has occurred and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

SECTION 6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

LUBY’S, INC., a Delaware corporation

By: /s/ Christopher J. Pappas Name: Christopher J. Pappas Title: Chief Executive Officer

The undersigned Subsidiaries of the Borrower hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to this Amendment, and to acknowledge that without such consent and confirmation, Lenders would not execute this Amendment.

LUBY’S FUDDRUCKERS RESTAURANTS,

LLC, a Texas limited liability company

LUBY’S BEVCO, INC.,

a Texas corporation

FUDDRUCKERS OF ANNAPOLIS, LLC,

a Maryland limited liability company

FUDDRUCKERS OF HOWARD COUNTY,

LLC, a Maryland limited liability company

By: /s/ Peter Tropoli Name: Peter Tropoli Title: President

PARADISE CHEESEBURGERS, LLC,

a Texas limited liability company

PARADISE RESTAURANT GROUP, LLC,

a Delaware limited liability company

CHEESEBURGER OF NEWARK, LLC,

a Delaware limited liability company

CHEESEBURGER OF FT. MEYERS, LLC,

a Florida limited liability company

CHEESEBURGER OF SANDESTIN, LLC,

a Florida limited liability company

[signature page to Third Amendment to Credit Agreement]

CHEESEBURGER OF DOWNERS GROVE, LLC,

an Illinois limited liability company

CHEESEBURGER OF ALGONQUIN, LLC,

an Illinois limited liability company

CHEESEBURGER OF EVANSVILLE, LLC,

an Indiana liability company

CHEESEBURGER OF FISHERS, LLC,

an Indiana limited liability company

CHEESEBURGER OF SOUTHPORT, LLC,

an Indiana limited liability company

CHEESEBURGER OF TERRE HAUTE, LLC,

an Indiana limited liability company

CHEESEBURGER OF KANSAS CITY, LLC,

a Kansas limited liability company

CHEESEBURGER OF PASADENA, LLC,

a Maryland limited liability company

CHEESEBURGER OF CALIFORNIA, LLC,

a Maryland limited liability company

CHEESEBURGER IN PARADISE OF ANNE

ARUNDEL COUNTY, INC., a Maryland

corporation

CHEESEBURGER IN PARADISE OF ST.

MARY’S COUNTY, LLC, a Maryland limited

liability company

CHEESEBURGER OF STERLING HEIGHTS,

LLC, a Michigan limited liability company

HIGH TIDES OF OMAHA, LLC,

a Nebraska limited liability company

CHEESEBURGER OF SEACAUCUS, LLC,

a New Jersey limited liability company

CHEESEBURGER OF WALLKILL, LLC,

a New York limited liability company

CHEESEBURGER OF HILLIARD, LLC,

a Ohio limited liability company

CHEESEBURGER OF MYRTLE BEACH, LLC,

a South Carolina limited liability company

CHEESEBURGER OF FREDERICKSBURG,

LLC, a Virginia limited liability company

CHEESEBURGER OF NEWPORT NEWS, LLC,

a Virginia limited liability company

CHEESEBURGER OF VIRGINIA BEACH, LLC,

a Virginia limited liability company

[signature page to Third Amendment to Credit Agreement]

CHEESEBURGER OF WOODBRIDGE, LLC, a Virginia limited liability company CHEESEBURGER OF MIDDLETON, LLC, a Wisconsin limited liability company

By: /s/ Peter Tropoli Name: Peter Tropoli Title: President, Luby’s Fuddruckers Restaurants, LLC, Manager

FUDDRUCKERS OF BRANDYWINE, LLC, a Maryland limited liability company

By: /s/ Peter Tropoli Name: Peter Tropoli Title: President, Luby’s Fuddruckers Restaurants, LLC, Managing Member

LUBY’S BEV I, LLC, a Texas limited liability company

By: Luby’s Fuddruckers Restaurants, LLC,
a Texas limited liability company, Its Sole Member

By: /s/ Peter Tropoli Name: Peter Tropoli Title: Manager

[signature page to Third Amendment to Credit Agreement]

LUBY’S BEV II, LLC, a Texas limited liability company

By: Luby’s Bev I, LLC,
a Texas limited liability company, Its Sole Member

By: /s/ Peter Tropoli Name: Peter Tropoli Title: Manager

[signature page to Third Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By: /s/ Missy Collura Name: Missy Collura Title: Vice President

[signature page to Third Amendment to Credit Agreement]

AMEGY BANK, NATIONAL ASSOCIATION

By: /s/ Kelly Nash Name: Kelly Nash Title: Vice President

[signature page to Third Amendment to Credit Agreement]

COMPLIANCE CERTIFICATE

The undersigned hereby certifies that he or she is the __________________ of LUBY'S, INC., a Delaware corporation (the “Borrower”), and that as such he or she is authorized to execute this certificate on behalf of the Borrower pursuant to the Credit Agreement (the “Agreement”) dated as of August 14, 2013, by and among Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, and the lenders therein named; and that a review has been made under his or her supervision with a view to determining whether the Loan Parties have fulfilled all of their respective obligations under the Agreement, the Notes and the other Loan Documents; and further certifies, represents and warrants that to his or her knowledge (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

(a)     The financial statements delivered to the Administrative Agent concurrently with this Compliance Certificate have been prepared in accordance with GAAP consistently followed throughout the period indicated and fairly present the financial condition and results of operations of the applicable Persons as at the end of, and for, the period indicated (subject, in the case of quarterly financial statements, to normal changes resulting from year-end adjustments and the absence of certain footnotes).

(b)     As of the date hereof, [no Default or Event of Default] [a Default] has occurred and is continuing. [If a Default has occurred, specify the details thereof and any action taken or proposed to be taken with respect thereto.]

(c)     The compliance with the provisions of Sections 5.13 and 6.13 as the effective date of the financial statements delivered to the Administrative Agent concurrently with this Compliance Certificate is as follows:

(i)	Section 5.13(a) – Debt Service Coverage Ratio

Actual	Required

to 1.00	________ to 1.00

EXHIBIT B

(ii)	Section 5.13(d) – Lease Adjusted Leverage Ratio

Actual	Required

to 1.00	________ to 1.00

(iii)	Section 6.13 – Capital Expenditures for Fiscal Year

Actual	Cap Amount

$_______________	$25,000,000

(d)     There has been no change in GAAP or in the application thereof since the Effective Date which would reasonably be expected to affect the calculation of the financial covenants set forth in the Agreement or, if any such change has occurred, the effects of such change on the financial statements of the respective Loan Parties are specified on an attachment hereto.

(e)     Since the date of the Agreement, no event has occurred which would be reasonably likely to have a Material Adverse Effect.

EXHIBIT B

DATED as of _____________, 201___.

[SIGNATURE OF AUTHORIZED OFFICER]

EXHIBIT B

SCHEDULE 2.01

Lender	Commitments

Wells Fargo Bank, National Association	$30,000,000

Amegy Bank National Association	$30,000,000